UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2009
First Financial Corporation
(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 540 , Terre Haute, Indiana	47808

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 812-238-6264
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
On April 29, 2009, the Registrant issued a press release reporting its financial results for the three months ended March 31, 2009. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.
The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
The exhibit to this report is as follows:

Exhibit No.	Description

99.1	Press Release, dated April 29, 2009 issued by First Financial Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation
Dated April 29, 2009	/s/ Michael A. Carty
Michael A. Carty
Secretary/Treasurer and Chief Financial Officer

Exhibit Index

Exhibit Number

99.1	Press Release, April 29, 2009 issued by First Financial Corporation